UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 26, 2010
GTx, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50549 (Commission File Number)	62-1715807 (I.R.S. Employer Identification No.)
175 Toyota Plaza
7th Floor
Memphis, Tennessee 38103
(901) 523-9700
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On October 26, 2010, GTx, Inc. (“us,” “we,” “our,” “GTx” or the “Company”) filed a preliminary prospectus supplement with the Securities and Exchange Commission (the “Preliminary Prospectus”) with respect to a proposed underwritten public offering of its common stock as described under Item 8.01 under the heading “Proposed Public Offering.” In the Preliminary Prospectus, the Company disclosed the following information with respect to the Company’s financial results for the three and nine months ended September 30, 2010:
While the Company has not finalized its full financial results for the three and nine months ended September 30, 2010, the Company expects to report that it had $19.7 million of cash, cash equivalents and short-term investments as of September 30, 2010, which does not include the final $5.0 million research and development expense reimbursement payment from Merck & Co., Inc. that the Company will receive later this year, and the Company also expects to report that its total costs and expenses were $9.9 million and $36.1 million for the three and nine months ended September 30, 2010, respectively.

ITEM 8.01.	OTHER EVENTS.
Proposed Public Offering
October 26, 2010, GTx announced that it is offering to sell, subject to market conditions, shares of its common stock in an underwritten public offering. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Updated Company Disclosure
The Company is filing information for the purpose of supplementing and updating its description of certain risks and uncertainties that may have a material adverse effect on its business, financial condition or results of operations from the description included under the heading, “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, filed with the SEC on August 9, 2010. The Company is also updating the description of its business from that described under the heading, “Item 1. Business—Overview” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 15, 2010. The updated descriptions are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 26, 2010
99.2	Updated Company Disclosure

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.
Dated: October 26, 2010	By:	/s/ Henry P. Doggrell
Henry P. Doggrell
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 26, 2010
99.2	Updated Company Disclosure